Sample Tombstone Banner Insertion Order

           Email:                              FAX:

            Date: Avails Checked [x]     This I/O [ ] IS
                      [X] IS NOT accompanied by Agency I/O

                              Campaign Information
  [ ] New Advertiser/Agency                [x] Existing Advertiser/Agency

Agency Name:                                 Client Name: eAcceleration Corp.
Job I/O# 5031                                Campaign reference Name:
Street Address: 1223 NW Finn Hill Road       Campaign Flight Date:       to

City/State/Zip: Poulsbo, WA 98370            Impressions: 778000000
Contact: Clint Ballard                       Gross CPM: $        Net CPM: $
Contact Email: clint@accelerationsw.com      Total Campaign Value (Gross): $
Phone: 360-697-9260    Fax: 360-598-2450     Total Campaign Value (Net):
                                                                  $
Do NOT Bill to Agency   [ ](Enter Billing Instruction in Special Instructions
                                          Section)

                                  Campaign Type
Buy Type [ ] Open Inventory* [x] Guaranteed Inventory *Open Inventory campaigns are automatically pre-empted by Guaranteed Inventory campaigns and do not guarantee any specific web site delivery or impression volume. ** Advertiser agrees to pay for any impression delivered.

Network:       Description:

1.             [ ] RON* (Run Of Network, Guaranteed or Open Inventory Available)
               *Please  note  that  the  sites  included  in the RON buy and the
               Guaranteed of Open  inventory  status may vary based upon the CPM price and are subject to management approval.
2. [ ] TRON*   (Targeted Run of Network, ie: area code/browser/os, Guaranteed or
               Open Inventory Available)

                     Online Demographics: [ ] ALL (Default)
[ ] Domain     [ ] Countries       [ ] Browser    [ ] Internet Service Provider
[ ] SIC        [ ] Area Code       [ ] OpSystem   [ ] Time of Day/Days of Week

                             Creative Banner Details
Creative Contact: Clint Ballard    Email: clint@accelerationsw.com     Phone #:
                                                                    360-697-9260
Creative URL Link: Will be provided            Creative Art Text:
Creative Pck-up Site:                            [ ] Creative in email to follow
[x] GIF        [ ] HTML*, **      [ ] ReDirect   [ ] Interstital*
                                                 [ ] Full Page       [ ] Other*
      *Site Requires Javescript Tag. ** HTML must not include any Cgf's.*,
                   ** Requires 3-5 business days for testing.

Banners Specs - max 12K/Button Specs - max 4K (Max 4 loops)   Send Creatives to:
                                                             banners@adsmart.net

                                Reporting Details
Reporting Contact: Clint Ballard   Email: clint@acceleration.com        Phone #:
                                                                    360-697-9260
Agency Reporting Template  [ ] Yes*   [x] No     Reporting Schedule: Weekly [ ]
                                   Monthly [ ]
   *Please forward reporting template to        Reporting Special Instructions:
                     in digital format.

                              Special Instructions
24 hour creative change notice. 3 day cancel notice. Run with a 3 cap Frequency. Stream-line the impressions so that 2 million impressions served per day. Advertiser has the option to increase or decrease impression depending on the current impression level. To run on windows 95, 98 and NT environments only. Filter out all other operating systems.

                                    Signature
                         AUTHORIZED AGENCY REPRESENTIVE


-------------------------    ----------------------------       --------------
Authorized Signature         Print Name                         Date

[Banner Network] agrees not to modify the appearance of any of eAcceleration Corp.'s banners relating to Insertion Order # in any way. [Banner Network] will transmit each such banner file as submitted to it by eAcceleration to all sites in accordance with the terms of the Insertion Order without any modification, and the appearance of such banners will not be changed.

Signature of
Representation of [Banner Network]

---------------------       ---------------------          -------------
Authorized Signature        Print Name                     Date